EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

CHANGE MANAGEMENT FORM
Number 2

Program: Wireless Gateway Support under Master Services Agreement effective as of October 1, 2013 (“MSA”)		PCR No.:
Originator: Joy Park		Date: February 27, 2014
Department: NCO	Phone #: [***]	Title: Exec. Dir. of Contract & Strategy
Locations Impacted: Startek’s Lynchberg, Virginia Site
Requested Implementation Date: [***]
Estimated Hours: (LOE) N/A	☒ Billable ☐ Non Billable	Billing Rate/Hour: [***]
Fixed Fee Cost (if applicable) N/A
Type of Change: “Train the Trainer” sessions under MSA
Scope of Change:	☒ Minor (Anything within current contract)	☐ Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Starting [***] Support.com, Inc. (“Vendor”) will conduct an in-person “Train the Trainer” session at Startek’s Lynchburg, Virginia site.  During the period [***], Vendor will be available on-site to support training of the agent population as well as to mentor agents who are taking calls.  The Trainer Rate will be [***] Trainer, per day.  The total spend on this project, excluding out-of-pocket expenses, is estimated at $[***].  Below is the number of Vendor’s Trainers who will appear daily and in total for this project:
[***]
In accordance with Comcast's travel Policy for T&E, Comcast will pay for Trainers’ out-of-pocket expenses for traveling to Startek’s Lynchburg, Virginia site.

Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☐ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☒ Training
☐ Operations	☐ Recruiting
☐ Miscellaneous (Please describe below)
☐ Other:

Comcast Authorization (SRT Comcast/LOB POC) Comcast Representative’s Signature	/s/ Brian Duffy

Print Name	Brian Duffy	Date	3/3/14

Support.com,Inc. Authorization: Support.com Representative’s Signature	/s/ Roop K. Lakkaraju

Print Name	Roop K. Lakkaraju	Date	2/28/14

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***